Exhibit 10.2

Senior Secured Original Issue Discount Promissory Note And Security Agreement

$100,000	Issuance Date: July 25, 2025

The undersigned maker (“Maker”) promises to pay to the order of Beeline Holdings, Inc., a Nevada corporation (“Lender) the principal sum of $100,000. In exchange for the delivery of this Senior Secured Original Issue Discount Promissory Note and Security Agreement (this “Note”), Lender shall lend to Maker $75,000, net of an original issue discount of $25,000.

Maker shall repay the outstanding principal evidenced by this Note as follows: (i) the principal sum of $50,000 of principal shall be due and payable on April 24, 2026, and (ii) the remaining $50,000 of principal plus all other amounts owing hereunder (if any) shall be due and payable on the 12-month anniversary of the issuance date hereof.

Maker hereby grants, assigns and pledges, and this Note hereby creates, a lien on and a first priority security interest in and to all of Maker’s Accounts, Goods, Inventory, Equipment, Investment Property, General Intangibles, Instruments, Documents, and all other assets and personal property of Maker, wherever located and whether now owned or existing or hereafter acquired or coming into existence, together with all of Maker’s right, title and interest therein and the proceeds now or hereafter arising in connection therewith (the “Collateral”), as collateral security for the payment and performance when due of all obligations and liabilities of Maker arising under or in connection with this Note. This Note shall constitute a security agreement under the Nevada Uniform Commercial Code and other laws applicable to the creation of liens on personal property. Capitalized terms used in this paragraph shall have the meanings that are given to them under the Nevada Uniform Commercial Code. Maker acknowledges and agrees that Lender shall have the right to file one or more UCC-1 financing statements and any renewals and continuations thereof and such other documents as Lender may reasonably require with respect to this Note and the security interest granted hereunder, and Maker hereby authorizes such filings and other actions as may be taken by and on behalf of Lender relating thereto and the security interests hereunder. If a default occurs under this Note, Lender shall have all rights and remedies of a secured party under the Nevada Uniform Commercial Code.

The following shall constitute an event of default under this Note, upon the occurrence of which the full principal amount and all other amounts due and payable under this Note shall become immediately due and payable:

(i) any default in the payment of the principal of or any other amount payable hereunder as and when the same shall become due and payable;

1

(ii) Maker or a subsidiary shall: (A) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets; (B) make a general assignment for the benefit of its creditors; (C) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic); (D) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors’ rights generally; (E) acquiesce in writing to any petition filed against it in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic); (F) issue a notice of bankruptcy or winding down of its operations or issue a press release regarding same; or (G) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or any corporate or other action is taken by Maker for the purpose of effecting any of the foregoing;

(iii) Maker shall fail to observe or perform any other covenant, condition, obligation or agreement contained in this Note or any other agreement entered into between Maker and Lender;

(iv) Maker or any of its subsidiaries shall (A) default in any payment of any amount or amounts of principal of or interest (if any) on $10,000 or more of any indebtedness other than this Note and shall have remained in default for thirty days or (B) default in the observance or performance of any other agreement or condition relating to any such indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such indebtedness to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity;

(v) an action or proceeding shall be commenced in respect of Maker or any of its subsidiaries, without its application or consent, in any court of competent jurisdiction, seeking: (A) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts; (B) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets in connection with the liquidation or dissolution of Maker or any of its subsidiaries; or (C) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (A), (B) or (C) herein shall continue undismissed, or unstayed and in effect, for a period of 30 days or any order for relief shall be entered in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic) against Maker or any of its Subsidiaries or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to Maker or any of its subsidiaries and shall continue undismissed, or unstayed and in effect for a period of 30 days; or

(vi) Maker grants a security interest (or similar concept under the Laws of any country) to any third party which gives such third party priority over Maker on any of its assets or personal property relative to Lender.

If at any time while this Note is outstanding, Maker directly or indirectly receives proceeds from any kind of financing transaction including through the issuance of any equity securities or indebtedness, Maker shall give written notice to Lender within one day, and Lender within 10 days after receipt of such written notice may request a prepayment of the principal and any other amounts payable hereunder in an amount up to 15% of the gross proceeds received by Maker from any such financing.

2

At any time Maker may prepay all or any portion of the principal amount of this Note and any other amounts payable hereunder without penalty.

At any time after the occurrence of any event of default, the indebtedness evidenced by this Note and/or any note(s) or other obligation(s) which may be taken in renewal, extension, substitution or modification of all or any part of the indebtedness evidenced thereby and all other obligations of Maker to Lender howsoever created and existing, which shall include all principal and any other amounts owing hereunder, shall immediately become due and payable without demand upon or notice to Maker, and Lender shall be entitled to exercise all remedies as provided by law and/or equity.

So long as any portion of this Note is outstanding, Maker will not directly or indirectly:

(i) enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, other than (A) indebtedness evidenced by this Note, and (B) indebtedness incurred by Maker in the ordinary course of business, not to exceed $15,000 in the aggregate and which is subordinated in the right of payment to amounts payable to Maker pursuant to this Note on terms reasonably satisfactory to Maker;

(ii) enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom, other than (A) liens created under this Note, (B) any lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with United States generally accepted accounting principles, (C) any statutory lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (D) any lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings;

(iii) amend its articles of incorporation, bylaws or other charter documents so as to adversely affect any rights of Lender, unless the sole and exclusive purpose of such amendment of the Maker’s articles of incorporation, bylaws or other charter documents is to increase the authorized capitalization of Lender;

(iv) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of securities other than Lender subject to the prepayment provisions herein;

(v) pay cash dividends or distributions on any equity securities of Maker; or

(vi) enter into any agreement with respect to any of the foregoing.

Maker shall use the proceeds from the loan to which this Note relates solely for working capital and general corporate purposes. Maker shall continue to operate its business in the ordinary course in accordance with all applicable laws and shall not surrender or lose possession of (other than to Lender), sell, lease, rent or otherwise dispose of or transfer or encumber any of the Collateral or any right, title or interest therein, except for the sale of Inventory in the ordinary course of business consistent with past practice.

3

Upon the occurrence of a default or event of default under this Note and while any such default or event of default is continuing, Lender shall have and be entitled to, in addition to all other rights and remedies expressly granted to Lender in this Note, all rights and remedies of a secured party under the UCC and other applicable laws. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of a default or event of default hereunder, Lender may sell, resell, lease, use, assign, license, sublicense, transfer or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing (utilizing in connection therewith any of Maker’s assets and personnel, without charge or liability to Lender therefor) at public or private sale, by one or more contracts, in one or more parcels, at the same or different times, for cash or credit, or for future delivery without assumption of any credit risk, all as Lender deems advisable; provided, however, that Maker shall be credited with the net proceeds of sale only when such proceeds are finally collected by Lender and after the obligations and liabilities of Maker hereunder owing to Lender shall have been satisfied therefrom. Lender shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption the Grantor hereby releases, to the extent permitted by law. Maker hereby agrees that it will at its expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender that is reasonably convenient to both parties. Upon the occurrence and during the continuance of an event of default, Lender may (i) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (ii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Collateral Lender deems appropriate, (iii) take possession of Maker’s premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of Maker’s equipment for the purpose of completing any work in process, taking any actions described in the preceding clause, and (iv) collecting any obligation or liability secured by the Collateral hereunder.

Maker hereby waives presentment for payment, demand, notice of dishonor and protest and agrees that (i) any collateral, lien or right of setoff securing any indebtedness evidenced by this Note may, from time to time, in whole or in part, be exchanged or released, and any person liable on or with respect to this Note may be released, all without notice to or further reservations of rights against Maker, any indorser, surety or guarantor and all without in any way affecting or releasing the liability of Maker, any indorser, surety or guarantor, and (ii) none of the terms or provisions hereof may be waived, altered, modified or amended except as Lender may consent thereto in writing.

Maker hereby agrees to pay all actual out-of-pocket costs and expenses, including reasonable attorneys’ fees, incurred by Lender in the collection of the indebtedness evidenced by this Note, in enforcing any of the rights, powers, remedies and privileges of Lender hereunder, or in connection with any further negotiations, modifications, releases, or otherwise incurred by Lender in connection with this Note and the enforcement of its rights hereunder. As used in this Note, the term “attorneys’ fees” shall mean reasonable actual out-of-pocket charges and expenses for legal services rendered to or on behalf of Lender in connection with the collection of the indebtedness evidenced by this Note at any time whether prior to the commencement of judicial proceedings and/or thereafter at the trial and/or appellate level and/or in pre-judgment and post-judgment or bankruptcy proceedings.

4

In no event shall the rate of interest charged under this Note as determined under applicable law exceed the rate that may legally be charged to Maker for obligations of this nature under the laws of the State of Nevada, and any interest that may be paid in excess of the legal limit shall, at the option of Lender, be refunded to Maker or shall be applied towards payment of the principal obligation under this Note.

All questions concerning the interpretation, construction, validity, and enforcement of this Note shall be governed by and construed and enforced in accordance with the internal laws of the state of Nevada, without regard to the principles of conflicts of law thereof. Each party agrees that all actions concerning the interpretation, construction, validity, and enforcement of the transactions contemplated by this Note (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state or federal courts located in Providence, Rhode Island. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Providence, Rhode Island for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any action, any claim that it is not personally subject to the jurisdiction of any such court, that such action is improper or is an inconvenient venue for such action. Each party hereby irrevocably waives personal service of process and consents to process being served in any such action by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. In any action, Maker and Lender hereby irrevocably waive any right it may have to, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Note or any transaction contemplated hereby. Each party hereto agrees that a final judgment in any such action, litigation, or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing herein shall affect any right that Lender may otherwise have to bring any action or proceeding relating to this Note against Maker or its properties in the courts of any jurisdiction.

To the extent that Lender receives any payment on account of any of Maker’s obligations or liabilities hereunder, and any such payment(s) or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, subordinate and/or required to be repaid to a trustee, receiver or any other person or entity under any bankruptcy act, state or federal law, common law or equitable cause, then, to the extent of such payment(s) received, Maker’s obligations or liabilities hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment(s) had not been received by Lender and applied on account of Maker’s obligations and liabilities hereunder.

5

If any provisions of this Note shall be deemed unenforceable under applicable law, such provision shall be ineffective, but only to the extent of such unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Note. All of the terms and provisions of this Note shall be applicable to and be binding upon each and every maker, indorser, surety, guarantor, all other persons who are or may become liable for the payment hereof and their heirs, personal representatives, successors or assigns.

All notices, approvals, requests, demands and other communications hereunder shall be delivered or made in the manner set forth in, and shall be effective in accordance with the terms of, the Debt Satisfaction Agreement. Maker or Lender may change their respective notice addresses by written notice given to each other party five days prior to the effectiveness of such change.

No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Note are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to Lender.

Time is of the essence as to each provision of this Note which requires Maker to take any action within a specified time period.

MAKER AND LENDER (BY ACCEPTING THIS NOTE) HEREBY MUTUALLY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER MAKER OR LENDER AGAINST THE OTHER AND BASED UPON, ARISING OUT OF, OR IN CONNECTION WITH, THIS NOTE, OR OTHER DOCUMENTS SECURING OR EXECUTED IN CONNECTION WITH THIS NOTE.

All references to “$” herein shall refer to United States dollars.

[Signature page follows]

6

IN WITNESS WHEREOF, Maker has executed this Note as of July 25, 2025.

Bridgetown Spirits Corp., a Nevada corporation

By:	/s/ Geoffrey Gwin
Geoffrey Gwin, its President

The Lender hereby agrees and accepts this Note as of July 25, 2025:

Beeline Holdings, Inc.,
a Nevada corporation

By:	/s/ Christopher Moe
Christopher Moe, its Chief Financial Officer

7